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                                                                    Exhbit 10.74


                               FIRST AMENDMENT TO
           AGREEMENT WITH RESPECT TO STANDBY LETTER OF CREDIT FACILITY

         THIS FIRST AMENDMENT TO AGREEMENT WITH RESPECT TO STANDBY LETTER OF CREDIT FACILITY ("Amendment"), dated March 30, 2001 (the "Effective Date"), is by and among KELLSTROM INDUSTRIES, INC., a Delaware corporation (the "Borrower"), and each of JAMES VENTURES, L.P., a Texas limited partnership, ROBERT BELFER, an individual residing in New York, New York, LJH, LTD., a Texas limited partnership, and DON A. SANDERS, an individual residing in Houston, Texas (individually, a "Lender" and collectively, the "Lenders").

                              W I T N E S S E T H:

         BACKGROUND. Borrower and the Lenders entered into that certain Agreement with Respect to Standby Letter of Credit Facility ("Agreement") as of December 1, 2000, and have agreed to amend the Agreement pursuant to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

         SECTION I. AMENDED DRAW CERTIFICATE FOR LETTERS OF CREDIT. Simultaneous with execution of this Amendment, the Lenders will cause to be delivered to the Beneficiary a letter signed by each of the banks that have issued the Letters of Credit which reflects an amended draw certificate for the period from the date of this Amendment through April 30, 2001 in the form of EXHIBIT "I" attached hereto. After April 30, 2001 the form of draw certificate shall revert back to the form originally approved in the Agreement.

         SECTION II. REFERENCES TO LJH CORPORATION. LJH, Ltd. hereby represents and warrants to each of the other parties hereto that on August 1, 2000, LJH Corporation converted its entity structure to a limited partnership and changed its name in connection therewith to LJH, Ltd. Accordingly, references in the Agreement to LJH Corporation were in error and actually meant its successor organization, LJH, Ltd. By execution of this Amendment, LJH, Ltd. hereby agrees to be bound by the Agreement as if it was an original signatory thereto. In connection with the foregoing, the Borrower will promptly replace the Note issued to LJH Corporation and all Warrants issued to LJH Corporation with otherwise identical documents issued to LJH, Ltd.

         SECTION III.  MISCELLANEOUS.

         3.01 DEFINITIONS. Except as otherwise set forth herein, capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Agreement.

         3.02 CONTINUED EFFECTIVENESS. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.


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         3.03 GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the laws of the State of New York.


                  (Remainder of Page Intentionally Left Blank)


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

                               BORROWER:

                               KELLSTROM INDUSTRIES, INC.



                               By:
                                   --------------------------------------------
                                     D. Scott Kalister, Chief Operating Officer


                               LENDERS:

                               James Ventures, L.P.

                               By:  Danro Corporation, Managing General Partner


                               By:
                                   --------------------------------------------
                                        Robert Alpert, President



                               ------------------------------------------------
                               Robert Belfer

                               LJH, Ltd.

                               By:  DLH Management, L.L.C., a Texas limited
                                    liability Company, its general partner


                               By:
                                   --------------------------------------------
                                    Lacy J. Harber, President


                               ------------------------------------------------
                               Don A. Sanders


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